Exhibit 99.1

News Release

For Immediate Release	Contact:	ATN International, Inc.
October 10, 2019		Michael T. Prior
Chairman and CEO
978-619-1300

ATN Announces Appointment of Director

Beverly, MA (October 10, 2019) – ATN International, Inc. (Nasdaq: ATNI) announced today that the board of directors of the Company appointed James S. Eisenstein as a new independent director of the Company. Mr. Eisenstein joins the Company’s board of directors with over thirty years of experience in the telecommunications industry, including nine years as Chief Executive Officer and Chairman of Grupo TorreSur, a Latin American focused wireless tower company. Mr. Eisenstein was a co-founder and member of the senior executive teams of American Tower Corporation and Optasite, Inc. His past and present board service includes Eaton Towers, CTI Towers, Inc. and Nexamp, Inc., a Massachusetts based renewable energy company.

“We are delighted to welcome Jimmy to the ATN board,” said Michael T. Prior, Chairman and Chief Executive Officer of the Company. “His transactional expertise and deep experience building large scale communications infrastructure businesses will be invaluable as we look to drive growth and increased shareholder value from our broad array of investments, particularly our current focus on shared infrastructure offerings in multiple markets.”

About ATN

ATN International, Inc. (Nasdaq: ATNI), headquartered in Beverly, Massachusetts, invests in and operates communications, energy and technology businesses in the United States and internationally, including the Caribbean region and Asia-Pacific, with a particular focus on markets with a need for significant infrastructure investments and improvements. Our operating subsidiaries today primarily provide: (i) advanced wireless and wireline connectivity to residential and business customers, including a range of mobile wireless solutions, high speed internet services, video services and local exchange services, (ii) distributed solar electric power to corporate and government customers and (iii) wholesale communications infrastructure services such as terrestrial and submarine fiber optic transport, communications tower facilities, managed mobile networks, and in-building systems. For more information, please visit www.atni.com.

Cautionary Language Concerning Forward Looking Statements

This press release contains forward-looking statements relating to, among other matters, our future financial performance and management’s plans and strategy for the future. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events or results. Actual future events and results could differ materially from the events and results indicated in these statements as a result of many factors, including, among others, (1) the general performance of our operations, including operating margins, revenues, capital expenditures, and the future growth and retention of our major customers and subscriber base and consumer demand for solar power; (2) our ability to maintain favorable roaming arrangements, receive roaming traffic and satisfy the needs and demands of our major wireless customers; (3) our ability to efficiently and cost-effectively upgrade our networks and IT platforms to address rapid and significant technological changes in the telecommunications industry; (4) government regulation of our businesses, which may impact our FCC and other telecommunications licenses or our renewables businesses; (5) our reliance on a limited number of key suppliers and vendors for timely supply of equipment and services relating to our network infrastructure; (6) economic, political and other risks facing our operations; (7) the loss of or an inability to recruit skilled personnel in our various jurisdictions, including key members of management; (8) our ability to expand our renewable energy business; (9) our ability to find investment or acquisition or disposition opportunities that fit the strategic goals of the Company; (10) the occurrence of weather events and natural catastrophes; (11) increased competition; (12) the adequacy and expansion capabilities of our network capacity and customer service system to support our customer growth; (13) our continued access to capital and credit markets; and (14) the risk of currency fluctuation for those markets in which we operate. These and other additional factors that may cause actual future events and results to differ materially from the events and results indicated in the forward-looking statements above are set forth more fully under Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 28, 2019 and the other reports we file from time to time with the SEC. The Company undertakes no obligation and has no intention to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors that may affect such forward-looking statements, except as required by law.

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